EVERSOURCE ENERGY Q2 2022 RESULTS July 29, 2022 2022 Second Quarter Results Exhibit 99.3

EVERSOURCE ENERGY Q2 2022 RESULTS

Safe Harbor Statement

All per-share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities of such business, but rather represent a direct interest in Eversource Energy's assets and liabilities as a whole. EPS by business is a financial measure not recognized under generally accepted accounting principles (non-GAAP) that is calculated by dividing the net income or loss attributable to common shareholders of each business by the weighted average diluted Eversource Energy common shares outstanding for the period. Earnings discussions also include non-GAAP financial measures referencing 2022 and 2021 earnings and EPS excluding certain transaction and transition costs, and our 2021 earnings and EPS excluding charges at CL&P related to an October 2021 settlement agreement that included credits to customers and funding of various customer assistance initiatives and a 2021 storm performance penalty imposed on CL&P by the PURA. Eversource Energy uses these non-GAAP financial measures to evaluate and provide details of earnings results by business and to more fully compare and explain 2022 and 2021 results without including these items. This information is among the primary indicators management uses as a basis for evaluating performance and planning and forecasting of future periods. Management believes the impacts of transaction and transition costs, the CL&P October 2021 settlement agreement, and the 2021 storm performance penalty imposed on CL&P by the PURA, are not indicative of Eversource Energy's ongoing costs and performance. Due to the nature and significance of the effect of these items on net income attributable to common shareholders and EPS, management believes that the non-GAAP presentation is a more meaningful representation of Eversource Energy's financial performance and provides additional and useful information to readers in analyzing historical and future performance of the business. These non-GAAP financial measures should not be considered as alternatives to Eversource Energy's reported net income attributable to common shareholders or EPS determined in accordance with GAAP as indicators of Eversource Energy's operating performance.

This document includes statements concerning Eversource Energy's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, readers can identify these forward-looking statements through the use of words or phrases such as "estimate," "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could" and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Forward-looking statements are based on the current expectations, estimates, assumptions or projections of management and are not guarantees of future performance. These expectations, estimates, assumptions or projections may vary materially from actual results. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause our actual results or outcomes to differ materially from those contained in our forward-looking statements, including, but not limited to: cyberattacks or breaches, including those resulting in the compromise of the confidentiality of our proprietary information and the personal information of our customers; disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; the negative impacts of the novel coronavirus (COVID-19) pandemic, including any new or emerging variants, on our customers, vendors, employees, regulators, and operations; changes in economic conditions, including impact on interest rates, tax policies, and customer demand and payment ability; ability or inability to commence and complete our major strategic development projects and opportunities; acts of war or terrorism, physical attacks or grid disturbances that may damage and disrupt our electric transmission and electric, natural gas, and water distribution systems; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; substandard performance of third-party suppliers and service providers; fluctuations in weather patterns, including extreme weather due to climate change; changes in business conditions, which could include disruptive technology or development of alternative energy sources related to our current or future business model; contamination of, or disruption in, our water supplies; changes in levels or timing of capital expenditures; changes in laws, regulations or regulatory policy, including compliance with environmental laws and regulations; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors.

Other risk factors are detailed in Eversource Energy's reports filed with the Securities and Exchange Commission (SEC). They are updated as necessary and available on Eversource Energy's website at www.eversource.com and on the SEC's website at www.sec.gov. All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy's actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements, as each speaks only as of the date on which such statement is made, and, except as required by federal securities laws, Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

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EVERSOURCE ENERGY Q2 2022 RESULTS Agenda 2 Joe Nolan President & CEO ▪ 2021 Sustainability and DE&I Reports Published ▪ Legislative and Clean Energy Project Update ▪ Offshore Wind Update ▪ Q2 2022 Financial Results ▪ Regulatory Update ▪ Financing Activity Update John Moreira CFO & Treasurer

EVERSOURCE ENERGY Q2 2022 RESULTS 3 Eversource 2021 Sustainability and Diversity, Equity and Inclusion Reports ▪ 2021 Sustainability Report published this month ▪ Highlights our progress to advance environmental, social and governance (ESG) performance ▪ Greenhouse gas emissions were again third - party verified to enhance data reliability ▪ Progress on our commitment to Net Zero by 2030 ▪ Adherence to voluntary standards (TCFD, GRI, SASB) ▪ Inaugural publication of our Diversity, Equity and Inclusion (DE&I) Report providing details on our accomplishments in promoting diversity, equity and inclusion ▪ Includes overview of our DE&I strategy and efforts we are making on our DE&I journey ▪ Report includes metrics on workforce composition and key DE&I corporate performance measures ▪ Report includes link to our EEO - 1 data 2021 Sustainability Report 2021 Diversity, Equity and Inclusion Report

EVERSOURCE ENERGY Q2 2022 RESULTS 4 Clean Energy Project Update ▪ Provincetown Battery Storage Project – Successfully tested and placed in service on May 31, 2022 – Innovative and unique project – Non - wires alternative improves reliability for Outer Cape customers ▪ Massachusetts Solar Project – 2021 Climate Bill expands solar ownership opportunities in MA – First three projects submitted to DPU for review on June 1 st ▪ Networked Geothermal Pilot – Design services are under way with technical visits and thermal modeling taking place – 85% sign - up rate on route – Actively engaged with community and schools

EVERSOURCE ENERGY Q2 2022 RESULTS ▪ Strategic review of offshore wind assets underway – Could result in potential sale of all or part of our 50% interest – Finalizing marketing materials for prospective buyers – Initiated preliminary outreach ▪ South Fork Wind construction continues to progress – Virtually complete with onshore section beneath public roads – Excellent progress on transmission work in the railroad right - of - way and the substation ▪ Other projects progressing through siting and permitting – Revolution Wind approved unanimously by the Rhode Island Energy Facility Siting Board – Sunrise Wind’s New York State Article VII Settlement discussions nearing completion ▪ South Fork Wind signed agreement with leading environmental organizations to further enhance measures designed to protect the North Atlantic right whale during construction and operation of the offshore wind farm ▪ Eversource and Ø rsted executed National Offshore Wind Agreement with the North America’s Building Trades Unions (NABTU) ensuring the use of union labor for offshore windfarm construction 5 Offshore Wind Update

EVERSOURCE ENERGY Q2 2022 RESULTS 6 Assumptions May 2022 July 2022 Costs Locked in for Three Projects 80% 82% Offshore Investment to Date $1.3B $1.5B Expected Spending in 2022 $900M - $1B $900M - $1B Expected Spending 2023 - 2026 $3B - $3.6B $3B - $3.6B Expected Long - Term Average ROE 11 - 13% 11 - 13% South Fork Wind In Service Late 2023 (Under Construction) Late 2023 (Under Construction) Revolution Wind In Service In 2025 In 2025 Sunrise Wind In Service Late 2025 Late 2025 Offshore Wind Updates

EVERSOURCE ENERGY Q2 2022 RESULTS 7 New MA Climate Legislation ▪ MA House and Senate approved significant climate legislation on July 21 (House Bill #5060) – Gov. Baker has until July 31 to sign, veto or seek modifications to the bill ▪ Substantial enhancements to commitment to offshore wind – Affirms commitment to contract for 5,600 MW of offshore wind by June 30, 2027 – Modifies RFP bidding process to enhance competition and give more weight to non - price factors such as economic development – Creates Offshore Wind Industry Investment Trust Fund to promote offshore manufacturing, assembly, research, port revitalization, workforce training ▪ Creates EV Adoption Incentive Trust Fund to encourage buying and leasing EVs ▪ Directs electric companies to develop modernization plans to upgrade distribution and transmission facilities to accommodate electrification needs ▪ Initiates 10 - community pilot program to restrict fossil fuel use in new buildings – Would exempt research and health care facilities – Accommodations to account for housing affordability concerns

EVERSOURCE ENERGY Q2 2022 RESULTS 8 2Q 2022 2Q 2021 2Q Change 1H 2022 1H 2021 1H Change $0.44 $0.40 $0.04 $0.87 $0.79 $0.08 0.37 0.35 0.02 0.78 0.69 0.09 0.02 0.01 0.01 0.49 0.44 0.05 0.03 0.03 0.00 0.04 0.04 0.00 0.00 0.00 0.00 (0.02) (0.02) 0.00 0.86 0.79 0.07 2.16 1.94 0.22 (0.02) (0.02) 0.00 (0.03) (0.11) 0.08 $0.84 $0.77 $0.07 $2.13 $1.83 $0.30 Electric Transmission Electric Distribution (Non - GAAP) Natural Gas Distribution Parent & Other (Non - GAAP) Water Distribution EPS, Ex. CL&P Storm Charge, Transaction/Transition Costs (Non - GAAP) CL&P Storm Charge & Transaction/Transition Costs Reported EPS (GAAP) Second Quarter and First Half 2022 Financial Results

EVERSOURCE ENERGY Q2 2022 RESULTS 9 Well Performing Core Businesses Drive EPS CAGR to Upper Half of 5 – 7% Through 2026; EPS Guidance Narrowed for 2022 $2.28 $2.53 $2.65 $2.81 $2.96 $3.11 $3.25 $3.45 $3.64 $3.86 $4.04 - $4.14 2012A* 2013A* 2014A* 2015A* 2016A 2017A 2018A 2019A* 2020A* 2021A* 2022E* 2023E 2024E 2025E 2026E * Reflects non - GAAP results, excludes nonrecurring charges

EVERSOURCE ENERGY Q2 2022 RESULTS Projected Capital Expenditures For Core Businesses $1,030 $964 $1,115 $1,118 $979 $861 $834 $808 $1,221 $1,189 $1,244 $1,450 $1,469 $1,391 $1,372 $1,338 $453 $545 $799 $921 $849 $926 $895 $938 $110 $127 $144 $154 $163 $176 $190 $206 $239 $239 $239 $254 $224 $208 $203 $214 $3,053 $3,064 $3,541 $3,897 $3,684 $3,562 $3,494 $3,504 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 2019A 2020A 2021A 2022E 2023E 2024E 2025E 2026E Transmission Electric Distribution Natural Gas Distribution Water IT and Facilities $ In Millions $18.1 Billion 2022 - 2026 10

EVERSOURCE ENERGY Q2 2022 RESULTS 11 AMI Implementation Under Active Review by MA, CT regulators AMI - MA Briefing period ended June 27, 2022 Decision expected Q4 2022 AMI - CT Briefing period ended April 29, 2022 Additional written comments filed on July 20, 2022 Decision expected Q4 2022 What does AMI do for . . . The Customer? System Performance?

EVERSOURCE ENERGY Q2 2022 RESULTS 12 Rate Review Summary NSTAR Electric ▪ Expected decision date of December 1, 2022 ▪ Rates effective on January 1, 2023 ▪ Revenue deficiency of $94M ▪ Requested return on equity of 10.5% ▪ Requested capital structure of 54.01% common equity Aquarion Connecticut ▪ Letter of intent filed with PURA on July 1, 2022 ▪ Formal rate review filing expected in August 2022 ▪ First rate review in nearly a decade ▪ Rates effective February 2023 ▪ Revenue deficiency of: – $27.6M in Year 1, or 13.9% – $25.2M over 2 subsequent rate years

EVERSOURCE ENERGY Q2 2022 RESULTS 13 Equity Issuance Update New Shares ▪ $1.2 billion At - The - Market Program has issued 1.39M shares at a weighted average price of $91.98 through July Treasury Shares ▪ Dividend reinvestment, employee equity programs continue with nearly 640,000 shares issued YTD through July